Exhibit 99.2

First Quarter 2018
Teleconference
Supplemental Data

Cautionary Statement

Forward-Looking Information    Forward-Looking Information    This communication contains forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding our future financial and business performance and prospects, including forecasted 2018 second quarter and full year business and financial results, sales growth drivers, gross margins, pricing, delivered product costs, investments and business acquisitions. These statements are based on the current expectations of management of Ecolab Inc. (“the Company”). There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties are set forth under Item 1A of our most recent Annual Report on Form 10-K and our other our public filings with the Securities and Exchange Commission (the “SEC”) and include the vitality of the markets we serve, including the markets served by our Global Energy segment; the impact of economic factors such as the worldwide economy, capital flows, interest rates and foreign currency risk, including reduced sales and earnings in other countries resulting from the weakening of local currencies versus the U.S. dollar; our ability to execute key business initiatives, including upgrades to our information technology systems; potential information technology infrastructure failures and cybersecurity attacks; our ability to attract and retain high caliber management talent to lead our business; exposure to economic, political and legal risks related to our international operations including trade sanctions; our ability to develop competitive advantages through innovation and to commercialize digital solutions; the costs and effects of complying with laws and regulations relating to our operations; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties and factors, the forward-looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement except as required by law.

Non-GAAP Financial Information    This communication includes Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that a presentation of this information is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. Reconciliations of our non-GAAP measures included within this presentation are included in the “Non-GAAP Financial Measures” section of this presentation.

Please see Ecolab’s news release dated May 1, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	2

1Q 2018 Overview

◢Sales:

▪	Reported sales +10%; fixed currency and acquisition adjusted fixed currency sales +6%.
▪	New business growth, share gains, pricing and new product introductions drove acquisition adjusted fixed currency sales increases across all business segments.

◢Operating Income:

▪	Reported operating margin -110 bps; adjusted fixed currency operating margin -60 bps.
▪	Reported operating income -1% with adjusted operating income +4%; adjusted fixed currency operating income +2%.
▪	Pricing, volume growth and cost saving initiatives offset higher delivered product costs and investments in the business during the quarter.

◢Earnings:

▪	Reported diluted EPS $0.84, -2% versus last year.
▪	Adjusted diluted EPS $0.91, +14% versus last year.
▪	Adjusted EPS growth also benefited from lower interest expense and a lower tax rate.

◢Outlook:

▪	2018: Adjusted diluted EPS forecast raised to $5.30 to $5.50, +13% to 18%. The prior forecast was $5.25 to $5.45.
▪	2Q 2018: Adjusted diluted EPS of $1.23 to $1.29, +10% to 15%.

Please see Ecolab’s news release dated May 1, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	3

1Q 2018 Results

	First Quarter Ended March 31
	Reported			Adjusted *
(unaudited)	Public Currency Rates		%	Public Currency Rates		%
(millions, except per share)	2018	2017	Change	2018	2017	Change
Net sales	$ 3,470.9	$ 3,162.4	10%	$ 3,470.9	$ 3,162.4	10%
Operating income	354.3	357.2	(1)%	380.3	364.9	4%
Net income attributable to Ecolab	247.3	254.0	(3)%	266.9	236.4	13%
Diluted earnings per share	$ 0.84	$ 0.86	(2)%	$ 0.91	$ 0.80	14%

				Adjusted *
	Fixed Currency Rates *		%	Fixed Currency Rates		%
	2018	2017	Change	2018	2017	Change
Net sales	$ 3,503.9	$ 3,290.4	6%	$ 3,503.9	$ 3,290.4	6%
Operating income	357.5	369.7	(3)%	383.5	377.4	2%

*See “Non-GAAP Financial Measures” section of this presentation for corresponding reconciliations.

Please see Ecolab’s news release dated May 1, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	4

1Q 2018 Sales Growth Detail

	Fixed Rate	Acq./Div. Adj.
Global Industrial	% Change	% Change	Consolidated	% Change
Food & Beverage	4%	4%	Volume & mix	5%
Water	7%	5%	Pricing	1%
Paper	5%	0%	Subtotal	6%
Life Sciences	24%	14%	Acq./Div.	1%
Textile Care	-2%	-2%	Fixed currency growth	6%
Total Global Industrial	5%	3%	Currency impact	3%
			Total	10%
Global Institutional			Amounts reflect rounding.
Institutional	6%	5%
Specialty	10%	10%
Healthcare	25%	0%
Total Global Institutional	9%	5%

Global Energy	9%	10%

Other
Pest Elimination	14%	8%
Colloidal Technologies	2%	2%
Total Other**	-11%	8%
**Equipment Care was sold on November 1, 2017

Please see Ecolab’s news release dated May 1, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	5

1Q 2018 Income Statement / Margins

($ millions, unaudited)	2018	% sales	2017	% sales	% change	Comments*

Gross Profit	$ 1,388.8	40.0%	$ 1,310.6	41.4%	6%

The 140 bps decline from the year-ago level was driven by higher delivered product costs and the impact of growth within Global Energy (which on average has lower gross margin) that more than offset increased pricing and cost savings.

SG&A	1,008.5	29.1%	947.2	30.0%	6%	The 90 bps improvement was driven by sales volume leverage and the 2017 restructuring and cost savings actions, which more than offset investments in the business.
Operating Income (fixed FX)
Global Industrial	129.9	10.5%	135.6	11.5%	(4)%

2018 acquisition adjusted fixed currency margins were 10.6% vs. 11.5% in 2017. Margins decreased 90 bps as improved pricing and sales volume gains were more than offset by higher delivered product costs and investments in the business.

Global Institutional	198.7	16.3%	186.8	16.8%	6%

2018 acquisition adjusted fixed currency margins were 16.6% vs. 16.8% in 2017. Margins decreased 20 bps as pricing and sales volume gains were more than offset by new customer installation and innovation investments as well as higher delivered product costs.

Global Energy	70.9	8.4%	70.9	9.1%	0%

2018 acquisition adjusted fixed currency margins were 8.4% vs. 9.1% in 2017. Margins decreased 70 bps as volume gains and pricing were more than offset by higher delivered product costs and a rebuild of prior period compensation reductions.

Other	27.1	13.7%	27.1	12.2%	0%	2018 acquisition adjusted fixed currency margins were 14.4% vs. 13.5% in 2017. The 90 bps increase reflected pricing and sales volume gains which more than offset increased field-related costs.
Subtotal at fixed FX	426.6	12.2%	420.4	12.8%	1%
Corporate
Corp. Expense	(43.1)		(43.0)			Nalco intangible amortization

Special Gains/(Ch.)	(26.0)		(7.7)			2018: Primarily the $25M Ecolab Foundation funding commitment. 2017: Primarily Anios and Swisher acquisition and integration charges.
Total Corporate Exp.	(69.1)		(50.7)
FX	(3.2)		(12.5)

Consolidated Op. Inc.	$ 354.3	10.2%	$ 357.2	11.3%	(1)%

2018 adjusted fixed currency operating margin was 10.9%, a 60 bps decrease vs. the equivalent 2017 margin of 11.5%. The margin decline reflected pricing, volume growth and cost savings initiatives that were more than offset by higher delivered product costs and investments in the business during the quarter. Operating income reflects the impact of new pension accounting standards in both 2017 and 2018.

*See “Non-GAAP Financial Measures” section of this presentation for corresponding reconciliations.

Please see Ecolab’s news release dated May 1, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	6

1Q 2018 Balance Sheet / Cash Flow

Summary Balance Sheet
	March 31			March 31
(millions, unaudited)	2018	2017	(millions, unaudited)	2018	2017
Cash and cash eq.	$ 175.5	$ 212.1	Short-term debt	$ 1,017.8	$ 1,699.4
Accounts receivable, net	2,574.3	2,355.6	Accounts payable	1,229.1	1,039.3
Inventories	1,541.8	1,428.9	Other current liabilities	1,735.9	1,505.8
Other current assets	305.2	308.9	Long-term debt	6,397.7	5,841.6
PP&E, net	3,779.9	3,424.9	Pension/Postretirement	1,027.7	1,014.4
Goodwill and intangibles	11,315.2	11,033.8	Other liabilities	1,106.2	1,274.0
Other assets	492.4	459.3	Total equity	7,669.9	6,849.0
Total assets	$ 20,184.3	$ 19,223.5	Total liab. and equity	$ 20,184.3	$ 19,223.5

Selected Cash Flow items			Selected Balance Sheet measures
	Three Months Ended
	March 31			March 31
(millions, unaudited)	2018	2017	(unaudited)	2018	2017
Cash from op. activities	$ 487.2	$ 425.7	Total Debt/Total Capital	49.2%	52.4%
Depreciation	150.9	142.2	Net Debt/Total Capital	48.6%	51.7%
Amortization	80.2	73.8	Net Debt/EBITDA(*)	2.5	2.6
Capital expenditures	203.3	167.5	Net Debt/Adjusted EBITDA(*)	2.4	2.5

(*) EBITDA and Adjusted EBITDA are non-GAAP measures.  EBITDA is defined as the sum of operating income, depreciation and amortization. Adjusted EBITDA is defined as the sum of adjusted operating income, depreciation and amortization. The inputs to EBITDA reflect the trailing twelve months of activity for the period presented. See “Non-GAAP Financial Measures” section of this presentation corresponding reconciliations.

Please see Ecolab’s news release dated May 1, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	7

Appendix

Please see Ecolab’s news release dated May 1, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	8

Non-GAAP Financial Measures

	First Quarter Ended
(unaudited)	March 31
(millions, except percent)	2018	2017

Net sales
Reported GAAP net sales	$ 3,470.9	$ 3,162.4
Effect of foreign currency translation	33.0	128.0
Non-GAAP fixed currency sales	3,503.9	3,290.4
Effect of acquisitions and divestitures	(77.3)	(53.1)
Non-GAAP acquisition adjusted fixed currency sales	$ 3,426.6	$ 3,237.3

Cost of Sales
Reported GAAP cost of sales	$ 2,082.1	$ 1,851.8
Special (gains) and charges	-	1.5
Non-GAAP adjusted cost of sales	$ 2,082.1	$ 1,850.3

Gross Margin
Reported gross margin	40.0%	41.4%
Non-GAAP adjusted gross margin	40.0%	41.5%

Operating income
Reported GAAP operating income	$ 354.3	$ 357.2
Effect of foreign currency translation	3.2	12.5
Non-GAAP fixed currency operating income	357.5	369.7
Special (gains) and charges	26.0	7.7
Non-GAAP adjusted fixed currency operating income	383.5	377.4
Effect of acquisitions and divestitures	(3.7)	(4.2)
Non-GAAP acquisition adjusted fixed currency operating income	$ 379.8	$ 373.2

Operating Income Margin
Reported GAAP operating income margin	10.2%	11.3%
Non-GAAP adjusted fixed currency operating income margin	10.9%	11.5%

Please see Ecolab’s news release dated May 1, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	9

Non-GAAP Financial Measures

	First Quarter Ended
(unaudited)	March 31
(millions, except percent and per share)	2018	2017

Net Income Attributable to Ecolab
Reported GAAP net income attributable to Ecolab	$ 247.3	$ 254.0
Special (gains) and charges, after tax	19.7	5.2
Discrete tax net expense (benefit)	(0.1)	(22.8)
Non-GAAP adjusted net income attributable to Ecolab	$ 266.9	$ 236.4

Diluted Earnings per Share Attributable to Ecolab ("EPS")
Reported GAAP diluted EPS	$ 0.84	$ 0.86
Special (gains) and charges, after tax	0.07	0.02
Discrete tax net expense (benefit)	0.00	(0.08)
Non-GAAP adjusted diluted EPS	$ 0.91	$ 0.80

Provision for Income Taxes
Reported GAAP tax rate	21.8%	17.4%
Special gains and charges	0.2	0.3
Discrete tax items	0.0	7.2
Non-GAAP adjusted tax rate	22.0%	24.9%

EBITDA (trailing twelve months ended)
Net income including non-controlling interest	$ 1,509.5	$ 1,270.7
Provision for income taxes	258.7	383.3
Interest expense, net	248.9	261.0
Depreciation	594.4	571.7
Amortization	314.0	287.2
EBITDA	$ 2,925.5	$ 2,773.9
Special (gains) and charges impacting EBITDA	58.6	106.9
Adjusted EBITDA	$ 2,984.1	$ 2,880.8

Please see Ecolab’s news release dated May 1, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	10

Non-GAAP Financial Measures

	First Quarter Ended March 31
	2018			2017
(millions)	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted
Net Sales
Global Industrial	$ 1,241.4	($23.9)	$ 1,217.5	$ 1,178.3	($1.6)	$ 1,176.7
Global Institutional	1,218.0	(45.0)	1,173.0	1,114.6	(0.1)	1,114.5
Global Energy	847.1	(0.3)	846.8	775.7	(5.3)	770.4
Other	197.4	(8.1)	189.3	221.8	(46.1)	175.7
Subtotal at fixed currency rates	3,503.9	(77.3)	3,426.6	3,290.4	(53.1)	3,237.3
Currency impact	(33.0)			(128.0)
Consolidated reported GAAP net sales	$ 3,470.9			$ 3,162.4

Operating Income
Global Industrial	$ 129.9	($0.9)	$ 129.0	$ 135.6	($0.3)	$ 135.3
Global Institutional	198.7	(3.6)	195.1	186.8	0.1	186.9
Global Energy	70.9	0.7	71.6	70.9	(0.7)	70.2
Other	27.1	0.1	27.2	27.1	(3.3)	23.8
Corporate	(43.1)	-	(43.1)	(43.0)	-	(43.0)
Adjusted at fixed currency rates	383.5	(3.7)	379.8	377.4	(4.2)	373.2
Special (gains) and charges	26.0			7.7
Reported OI at fixed currency rates	357.5			369.7
Currency impact	(3.2)			(12.5)
Consolidated reported GAAP operating income	$ 354.3			$ 357.2

Please see Ecolab’s news release dated May 1, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	11